UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

FitLife Brands, Inc.

(Exact name of Registrant as specified in its Charter)

Nevada	000-52369	20-3464383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5214 S. 136th Street Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01  Entry into a Material Definitive Agreement.

See Item 5.02.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2018, FitLife Brands, Inc. (the “Company”) and Michael Abrams, the Chief Financial Officer of the Company, entered into a Transition Agreement (the “Agreement”), effective August 15, 2018, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, which Agreement was entered into following Mr. Abrams’ notification of his desire to resign from his position as Chief Financial Officer and as a member of the Company’s Board of Directors, effective February 15, 2019, unless his employment is earlier terminated (the “Termination Date”).

Mr. Abrams indicated that his intent to resign from his position was based on his desire to pursue other interests, and is not due to any disagreements with respect to the Company’s operations, policies or practices.

Under the terms of the Agreement, Mr. Abrams shall continue to serve at his current annual salary through the Termination Date, provided however, that Mr. Abrams’ employment may be terminated by either party prior to the Termination Date with or without cause (“Early Termination”). In the event of Early Termination, Mr. Abrams shall be entitled to the amount otherwise due and payable to Mr. Abrams under the terms of the Agreement from the date of Early Termination up to and including the Termination Date (the “Severance Benefits”), which Severance Benefits shall be paid in biweekly installments corresponding with the Company’s payroll practices, beginning on the Early Termination Date and continuing through the Termination Date.

The foregoing description of the Agreement is not complete, and is qualified by reference to the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

Date: September 12, 2018	By:	/s/ Dayton Judd
Dayton Judd
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Abrams Transition Agreement, dated August 15, 2018